Exhibit 10.7

TERM LOAN B NOTE

$10,000,000	November 30, 2007

FOR VALUE RECEIVED, EMRISE CORPORATION, a Delaware corporation (“Parent”), EMRISE ELECTRONICS CORPORATION, a New Jersey corporation (“EEC”), CXR LARUS CORPORATION, a Delaware corporation (“CXR”) and RO ASSOCIATES INCORPORATED, a California corporation (“RO”), (each of Parent, EEC, CXR and RO is referred to herein individually as a “Borrower” and, collectively, as the “Borrowers”), hereby jointly and severally promise to pay GVEC RESOURCE IV INC., a company organized under the laws of the British Virgin Islands or its registered assigns (“Payee”), on or before November 30, 2010, the lesser of (a) TEN MILLION DOLLARS AND ZERO CENTS ($10,000,000.00), and (b) the unpaid principal amount of Term Loan B made by Payee to the Borrowers under the Credit Agreement referred to below, all as more particularly set forth herein. The principal hereof shall be due and payable as provided in the Credit Agreement referred to below.

Borrowers also hereby jointly and severally promise to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement, dated as of November 30, 2007 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Borrowers, the Lenders that are signatories thereto, and Payee, as Arranger and Agent.

This Term Loan B Note is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which Term Loan B evidenced hereby was made and is to be repaid.

All payments of principal and interest in respect of this Term Loan B Note shall be made in lawful money of the United States of America in same day funds to Agent’s Account for the account of the Lender Group or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Payee hereby agrees, by its acceptance hereof, that before disposing of this Term Loan B Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment made on this Term Loan B Note shall not limit or otherwise affect the obligations of the Borrowers hereunder with respect to payments of principal of or interest on this Term Loan B Note.

This Term Loan B Note is subject to mandatory prepayment and to prepayment at the option of Borrowers, each as provided in the Credit Agreement.

THIS TERM LOAN B NOTE AND THE RIGHTS AND OBLIGATIONS OF THE BORROWERS AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF

THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Term Loan B Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

The terms of this Term Loan B Note are subject to amendment only in the manner provided in the Credit Agreement.

No reference herein to the Credit Agreement and no provision of this Term Loan B Note or the Credit Agreement shall alter or impair the obligations of Borrowers, which are absolute and unconditional, to pay the principal of and interest on this Term Loan B Note at the place, at the respective times, and in the currency herein prescribed.

Borrowers promise, jointly and severally, to pay all costs and expenses, including reasonable attorneys’ fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Term Loan B Note. Borrowers and any endorsers of this Term Loan B Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

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IN WITNESS WHEREOF, the Borrowers have caused this Term Loan B Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

EMRISE CORPORATION

By:	/S/ D. JOHN DONOVAN
Name:	D. JOHN DONOVAN
Title:	V.P. of Finance & Administration

EMRISE ELECTRONICS CORPORATION

By:	/S/ D. JOHN DONOVAN
Name:	D. JOHN DONOVAN
Title:	Secretary & Treasurer

CXR LARUS CORPORATION

By:	/S/ D. JOHN DONOVAN
Name:	D. JOHN DONOVAN
Title:	Secretary & Treasurer

RO ASSOCIATES INCORPORATED

By:	/S/ D. JOHN DONOVAN
Name:	D. JOHN DONOVAN
Title:	Secretary & Treasurer